EXHIBIT B

                             UNIT LICENSE AGREEMENT

BY AND BETWEEN:

         PIZZA DONINI INC.
         body politic duly constituted according to Law, having its Head Office and principal place of business at 4555 des Grandes Prairies Blvd., Suite 30, H1R 1A5, in the City of St. Leonard, Province of Quebec, herein duly represented by Mr. Peter Deros, its representative, duly authorized for these purposes as he so declares,

                   HEREINAFTER REFERRED TO AS "DONINI"

AND:

         ZELLERS INC.
         body politic duly constituted according to Law, having its Head Office and principal place of business at 8925 Torbram Road, Brampton, Ontario, L6T 4G1, herein duly represented by Mr. Jeff Collins, its representative, duly authorized for these purposes as he so declares,

                   HEREINAFTER CALLED THE "ZELLERS"

         WHEREAS ZELLERS wishes to offer Donini pizza and products for sale in its in-store Zellers restaurants throughout Quebec, under the following terms and conditions.

1. The preamble to the present Agreement shall form an integral part hereof as if it were recited at length herein for all legal purposes.

2. ZELLERS hereby agrees to offer for sale in twenty-five (25) mutually agreeable in-store restaurants within Quebec (the whole from those listed more fully in Schedule "A" annexed hereto), the Donini Products enumerated in Schedule "B" annexed hereto (or such other products as the parties shall agree from time to time) at such prices as shall be determined by the parties hereto at the time as the exact and sizes of the Products are determined, i.e. 9", 10", 12". The prices which DONINI sells the Donini Products to ZELLERS for the agreed locations shall thereafter remain unchanged during the initial one-year term of this

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         Agreement, save and except where there is an increase in the cost of raw materials to DONINI, which increase may be justified to ZELLERS. ZELLERS further agrees that it shall offer no other products similar to those listed in Schedule B at the agreed locations during the term hereof.

         Should the parties be satisfied with the progress of the project within Quebec under the terms hereof on or before the expiration of the term of this Agreement, ZELLERS shall grant to DONINI the right to sell the DONINI Products in its in-store Zellers restaurants throughout Canada, upon such terms and conditions as are mutually agreeable to the parties hereto. In any event, either party, in its sole and unfettered discretion, may decline to continue or expand the sale of Donini Products on or after the expiration of the term of this Agreement.

3. DONINI shall provide at its sole cost and expense for each in-store restaurant serving the DONINI Products the use of one (1) conveyor belt pizza oven currently costing $6,500.00, miscellaneous cutters and spatulas currently costing $500.00, 2 signs for the interior of the restaurant, currently costing $2,000.00, and all necessary electrical connections and installations for all of the above, as well as menus, table tents, flyers and other point of sale promotional material. The current cost of the equipment enumerated herein is exclusive of any sales taxes, including G.S.T and Q.S.T.

4. All equipment, signage and other items enumerated in paragraph 3 shall remain the property of DONINI and shall be provided to ZELLERS by DONINI to be used for the preparation and service of the DONINI Products and shall be returned to DONINI upon the termination of this Agreement in the condition in which they were delivered to ZELLERS, save and except reasonable wear and tear.

         ZELLERS hereby undertakes to insure the equipment for depreciated value, at the rate of 10% per year, naming DONINI or its nominee as an additional named insured, and to maintain and repair same as would a careful owner.

         ZELLERS shall be responsible for all damages to equipment provided herein to a maximum of $9,000.00 per Zellers store supplied by DONINI and for loss, theft, breakage, injuries and other claims in respect of the equipment provided hereunder.

5. DONINI shall install at its sole cost all necessary equipment in the ZELLERS stores listed in Schedule "A" within six (6) months of the signature of this Agreement, starting from the stores located in and around the City of Montreal and the surrounding areas and moving outward from the said areas.

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6.       DONINI shall provide training at its sole cost in its test kitchen at
         4555 des Grandes Prairies Blvd., Suite 30, St. Leonard, Quebec, to management personnel designated by ZELLERS in respect of the use of the equipment and the storage, preparation and service of the DONINI Products. The management personnel so trained shall thereafter train all restaurant personnel.

7. ZELLERS and/or its designated distributor, affiliates or subsidiaries shall order all purchases of DONINI Products listed in Schedule "B" exclusively from DONINI and/or its designated broker, subsidiaries or affiliates (as may be designated by DONINI from time to time) and all orders shall be paid at the price established pursuant to paragraph 2 hereof on mutually agreeable terms and conditions. The Products ordered shall be delivered to ZELLERS or its designated distributor, affiliates or subsidiaries at a mutually agreeable central warehouse or distribution center in Quebec for distribution to the various individual outlets.

8. DONINI shall provide at its cost and expense, all advertising, press releases and other material promoting the DONINI Products in ZELLERS in-store restaurant, ("Advertising"). No Advertising shall be distributed or published without the prior written approval of ZELLERS. ZELLERS grants to DONINI a limited, non-exclusive, non-transferable, non-assignable license to use the ZELLERS name and logo set out in "C" (the "Trade-marks") for the purposes of the Advertising only and pursuant to the terms set out in Schedule "D" herein.

9. The term of this Agreement shall be a period of one (1) year following the completion of the installation of the equipment as provided in paragraph 5 hereof. Either party may terminate this Agreement prior to the expiry of the one (1) term provided above upon forwarding to the other party a written notice of termination at least ninety (90) days prior to the date of termination stipulated by the said party. Where ZELLERS shall approve of the sale of the DONINI Products throughout Canada, based on the results of the sales of the Products during the one-year term of this agreement as provided in paragraph 2 hereof, and conditional upon the acceptance of DONINI, the term of an agreement for sale of the Products throughout Canada shall be no less than three (3) years. In the event that DONINI shall not be granted the option to sell the DONINI Products throughout Canada, DONINI shall be entitled to remove all of the equipment installed pursuant to paragraph 5 of this Agreement, unless the parties shall otherwise agree, the whole at the option of DONINI.

10. DONINI shall permit the sale of DONINI Products to be eligible for participation in the existing ZELLERS Club-Z points promotional and/or

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         any other promotional program that may be adopted by ZELLERS. ZELLERS shall use its best efforts to promote or advertise the eligibility of the purchase of DONINI Products in any such programs.

11. The parties shall execute such further agreements, instruments or documents as may be necessary in order to give full force and effect to the foregoing.

12. ZELLERS shall not assign this Agreement, in whole or in part, without the prior written consent of DONINI, which consent shall not be unreasonable withheld.

13. This Agreement shall be interpreted in accordance with the laws of Quebec and any and all disputes shall be submitted to the appropriate courts in and for the district of Montreal.

14. This Agreement was drafted in English at the request of the parties hereto. La presente convention a ete redigee en anglais a la demande des parties aux presentes

AND AFTER DUE READING HEREOF, THE PARTIES HAVE SIGNED THESE PRESENTS AT THE PLACES AND ON THE DATES INDICATED HEREINBELOW.

SIGNED AT MONTREAL, QUEBEC, THIS  2ND  DAY OF FEBRUARY 2001.

PIZZA DONINI INC.

/s/ PETER DEROS
----------------------------------                       ----------------------
PER: MR. PETER DEROS                                                    WITNESS
DULY AUTHORIZED FOR THESE PURPOSES

SIGNED AT BRAMPTON, ONTARIO, THIS  15TH DAY OF FEBRUARY 2001.

ZELLERS INC.

/s/ JEFF COLLINS
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PER: MR. JEFF COLLINS                                                   WITNESS
DULY AUTHORIZED FOR THESE PURPOSES

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